                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)             August 15,  1997
                                                           ----------------
The Money Store Home Improvement Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-II

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                          The Money Store/ D.C. Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)



New Jersey                    333-20817-10            Applied For
----------                    ------------            -----------

State or other                (Commission            (IRS Employer
jurisdiction of               File Number)           ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey   07083
--------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                 (908) 686-2000
                                                     --------------
                           n/a
------------------------------------------------------------
(Former name of former address, if changed since last report)

Item 5   Other Events

    Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the August 15, 1997 Remittance Date.


Item 7   Financial Statements and Exhibits

    The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          THE MONEY STORE INC.


                                          By: /s/ Harry Puglisi
                                              -----------------
                                                  Harry Puglisi
                                                  Treasurer



    Dated:  August 29, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-II
                                    -------



                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-II FOR THE AUGUST 12, 1997 DETERMINATION DATE.


1.   AGGREGATE AMOUNT RECEIVED                                    $ 4,593,554.20

     LESS:  SERVICE FEE                                                44,016.86
            CONTINGENCY FEE                                            44,016.86
            OTHER SERVICER FEES (Late Charges/Escrow)                   8,147.64
            UNREIMBURSED MONTHLY ADVANCES                                   0.00
                                                                  --------------
                                                                       96,181.36

     PLUS:  MONTHLY ADVANCE - INCLUDING
              COMPENSATING INTEREST                                         0.00
            PRE-FUNDING ACCOUNT TRANSFER                              192,845.53
            CAPITALIZED INTEREST ACCOUNT TRANSFER                      34,502.62
                                                                  --------------
                                                                      227,348.15

     AMOUNT WITHDRAWN FROM THE CERTIFICATE
     ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                0.00
                                                                  --------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                              4,724,720.99
                                                                  ==============

2.   (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          92,674,154.48

     (B) CLASS A-2 PRINICPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          61,800,000.00

     (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          27,675,000.00

     (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          33,125,000.00

     (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          18,750,000.00

     (F) CLASS B PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                          13,750,000.00

3.   PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                      3,322,785.08
     CLASS A-2                                                              0.00
     CLASS A-3                                                              0.00
     CLASS M-1                                                              0.00
     CLASS M-2                                                              0.00
     CLASS B                                                                0.00

TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                                3,322,785.08

4.   (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                     0.00
         CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                     0.00
         CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                     0.00
         AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                   0.00

     (B) CLASS A REALIZED LOSS AMOUNT                                       0.00
         CLASS M REALIZED LOSS AMOUNT                                       0.00
         CLASS B REALIZED LOSS AMOUNT                                       0.00
         AGGREGATE REALIZED LOSS AMOUNT                                     0.00

5.   AVAILABLE MAXIMUM SUBORDINATION AMOUNT                         3,408,000.00

6.   PRINCIPAL PREPAYMENT RECEIVED DURING
     THE DUE PERIOD
     AMOUNT                                                         1,395,015.34
     # OF LOANS                                                              122

7.   AMOUNT OF CURTAILMENTS RECEIVED DURING
     THE DUE PERIOD                                                   483,745.20

8.   AMOUNT OF EXCESS AND MONTHLY PAYMENTS
     IN RESPECT OF PRINCIPAL RECEIVED DURING
     THE DUE PERIOD                                                   485,884.69

9.   AMOUNT OF INTEREST RECEIVED                                    2,212,086.40

10.  (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                          0.00

     (B) AMOUNT OF COMPENSATING INTEREST                                   76.87

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                         0.00

13.  CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            491,173.02
      (B) PRINCIPAL DISTRIBUTION AMOUNT         3,322,785.08
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                              3,813,958.10

     CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            338,870.00
      (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                338,870.00

     CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            157,055.63
      (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                157,055.63

     CLASS A REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            987,098.64
      (B) PRINCIPAL DISTRIBUTION AMOUNT         3,322,785.08
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

     TOTAL CLASS A REMITTANCE AMOUNT                                4,309,883.72

     CLASS M-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            197,921.88
      (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

     TOTAL CLASS M-1 REMITTANCE AMOUNT                                197,921.88

     CLASS M-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            120,312.50
      (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

     TOTAL CLASS M-2 REMITTANCE AMOUNT                                120,312.50

     CLASS M REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT            318,234.38
      (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

     TOTAL CLASS M REMITTANCE AMOUNT                                  318,234.38

     CLASS B REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT             88,343.75
      (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

     TOTAL CLASS B REMITTANCE AMOUNT                                   88,343.75

     AGGREGATE REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT          1,393,676.77
      (B) PRINCIPAL DISTRIBUTION AMOUNT         3,322,785.08
      (C) CARRY FORWARD AMOUNT                          0.00
      (D) MONTHLY ADVANCE                               0.00

     TOTAL REMITTANCE AMOUNT                                        4,716,461.85

14.  (A) REIMBURSABLE AMOUNT (I-22)                                         0.00
     (B) CLASS X REMITTANCE AMOUNT PAYABLE
         PURSUANT TO SECTION 6.08(d) (iii) & (iv)                           0.00

15.  (A) CLASS A-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                        89,351,369.40

     (B) CLASS A-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                        61,800,000.00

     (C) CLASS A-3 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                        27,675,000.00

     (D) CLASS M-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                        33,125,000.00

     (E) CLASS M-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                        18,750,000.00

     (F) CLASS B PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                        13,750,000.00

     (G) TOTAL POOL PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       244,451,369.40

16.  TRIGGER EVENT CALCULATION                                    TRIGGER ACTIVA

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

     (1) (I)  DOES NOT EXCEED 50% OF (ii)
         (i)  SIXTY-DAY DELINQUENCY RATIO                     0.73%
         (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE           0.00%  0.00%   YES

     (2) BOTH (A) AND (B)
         (A) EITHER (X) OR (Y)
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY
                 DELINQUENCY RATIO EXCEEDS 9%         OR      0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES
                 EXCEED $28,500,000                           0.00      NO
         (B) EITHER (X) OR (Y)
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY
                 DELINQUENCY RATIO EXCEEDS 15%        OR      0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES
                 EXCEED $9,500,000                            0.00      NO    NO

     (3) (i) IS GREATER THAN 75% OF (ii)

         (i)  PRIOR CLASS A & CLASS M PRINCIPAL
               BALANCES                             234,024,154.48
         (ii) PRINCIPAL BALANCE AS OF THE END OF
               THE SECOND PRECEDING DUE PERIOD      248,645,750.88  94.12%   YES

     IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT  YES

17.  CUMULATIVE REALIZED LOSSES                                             0.00

18.  AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
      EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                 0.00

19.  (A) SERVICING FEE FOR THE RELATED DUE PERIOD                      44,016.86

     (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                    44,016.86

     (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE        8,259.14

     (D) FHA PREMIUM ACCOUNT                                            8,695.71

20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
     SERVICERS PURSUANT TO:

     (A) SECTION 5.04 (b)                                                   0.00
     (B) SECTION 5.04 (c)                                                   0.00
     (C) SECTION 5.04 (d)(ii)                                               0.00
     (D) SECTION 5.04 (e)                                                   0.00
     (E) SECTION 5.04 (f)(i)                                           88,033.72

21.  CLASS A-1 POOL FACTOR (I-5):
     CURRENT CLASS A-1 PRINCIPAL BALANCE        89,351,369.40         0.94153182
     ORIGINAL CLASS A-1 PRINCIPAL BALANCE       94,900,000.00

     CLASS A-2 POOL FACTOR (I-5):
     CURRENT CLASS A-2 PRINCIPAL BALANCE        61,800,000.00         1.00000000
     ORIGINAL CLASS A-2 PRINCIPAL BALANCE       61,800,000.00

     CLASS A-3 POOL FACTOR (I-5):
     CURRENT CLASS A-3 PRINCIPAL BALANCE        27,675,000.00         1.00000000
     ORIGINAL CLASS A-3 PRINCIPAL BALANCE       27,675,000.00

     CLASS M-1 POOL FACTOR (I-5):
     CURRENT CLASS M-1 PRINCIPAL BALANCE        33,125,000.00         1.00000000
     ORIGINAL CLASS M-1 PRINCIPAL BALANCE       33,125,000.00

     CLASS M-2 POOL FACTOR (I-5):
     CURRENT CLASS M-2 PRINCIPAL BALANCE        18,750,000.00         1.00000000
     ORIGINAL CLASS M-2 PRINCIPAL BALANCE       18,750,000.00

     CLASS B POOL FACTOR (I-5):
     CURRENT CLASS B-1 PRINCIPAL BALANCE        13,750,000.00         1.00000000
     ORIGINAL CLASS B-1 PRINCIPAL BALANCE       13,750,000.00

     POOL FACTOR:
     CURRENT POOL PRINCIPAL BALANCE            244,451,369.40         0.97780548
     ORIGINAL POOL PRINCIPAL BALANCE           250,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                         12.628%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS           14.178%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2,
         CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
         ADJUSTED MORTGAGE LOAN REMITTANCE RATE                           6.795%

     (D) WEIGHTED AVERAGE MORTGAGE INTEREST
         RATE FOR                                  5/31/97    6/30/97    7/31/97
                                                   -------    -------    -------
                                                   12.500%    12.630%    12.628%

23.  (A) SENIOR PERCENTAGE                                               100.00%

     (B) CLASS B PERCENTAGE                                                0.00%

24.  (A) SPREAD AMOUNT                                              4,194,381.48

     (B) SPECIFIED SUBORDINATED AMOUNT                             24,250,000.00

25.  (A) CLASS A APPLIED REALIZED LOSS AMOUNT                               0.00
         CLASS M APPLIED REALIZED LOSS AMOUNT                               0.00
         CLASS B APPLIED REALIZED LOSS AMOUNT                               0.00

     (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                0.00
         UNPAID CLASS M REALIZED LOSS AMOUNT                                0.00
         UNPAID CLASS B REALIZED LOSS AMOUNT                                0.00

26.  ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE     958,139.85

27.  (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
         FOR THE DUE PERIOD                                             8,695.71
     (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
         CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT
          TO 6.05(b)(I)                                                52,803.39

28.  AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
      RECEIVED DURING THE MONTH                                             0.00

29.  THE RESERVE AMOUNT FOR THE DUE PERIOD                         25,000,000.00

30.  CLAIMS FILED DURING THE DUE PERIOD                                     0.00

31.  CLAIMS PAID DURING THE PERIOD                                          0.00

32.  CLAIMS DENIED BY FHA DURING THE PERIOD                                 0.00

33.  CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                    0.00

34.  OTHER INFORMATION                                                       N/A

                                   EXHIBIT O
                    REMIC DELINQUENCIES AS OF JULY 31, 1997


REMIC      OUTSTANDING      #
SERIES     DOLLARS          ACCOUNT  RANGES         AMOUNT         NO     PCT

1997-II    $204,990,527.30  11,023   1 TO 29 DAYS   22,154,372.21  1,234  10.81%
                                     30 TO 59 DAYS   4,025,147.77    259   1.96%
                                     60 TO 89 DAYS   1,495,278.67     87   0.73%
                                     90 AND OVER       472,539.49     27   0.23%

                                     FORECLOSURE             0.00      0   0.00%
                                     REO PROPERTY            0.00      0   0.00%

                                     TOTALS        $28,147,338.14  1,607  13.73%
                                                   ==============  =====  ======

1997-II

The following additional information presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (xiii), (viii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE             CLASS A-1        CLASS A-2       CLASS A-3       CLASS M-1
---------             ---------        ---------       ---------       ---------
(ii)                    976.55          1,000.00        1,000.00        1,000.00

(vi)                     14.70              0.00            0.00            0.00

(vii)                     5.10              0.00            0.00            0.00

(viii)                    5.12              0.00            0.00            0.00

(xiii)  (a)               5.18              5.48            5.68            5.98
        (b)              35.01              0.00            0.00            0.00
        (c)               0.00              0.00            0.00            0.00
        (d)               0.00              0.00            0.00            0.00

(xv)                    941.53          1,000.00        1,000.00        1,000.00

(xxxv)                    0.00              0.00            0.00            0.00




SUBCLAUSE                              CLASS M-2                        CLASS B
---------                              ---------                        --------
(ii)                                    1,000.00                        1,000.00

(vi)                                        0.00                            0.00

(vii)                                       0.00                            0.00

(viii)                                      0.00                            0.00

(xiii)  (a)                                 6.42                            6.43
        (b)                                 0.00                            0.00
        (c)                                 0.00                            0.00
        (d)                                 0.00                            0.00

(xv)                                    1,000.00                        1,000.00

(xxvv)                                      0.00                            0.00